Exhibit 10.2

EXECUTION VERSION

Termination of Cooperation Agreement

Dated as of March 11, 2019

Reference is made to the Cooperation Agreement dated as of July 31, 2018 among ORCC II FINANCING LLC (“ORCC II Financing” and a “Borrower”), OR LENDING II LLC (“OR Lending II” and a “Borrower” and, collectively with ORCC II Financing, the “Borrowers”) and GOLDMAN SACHS BANK USA (“Goldman Sachs”).

On the date hereof, the Borrowers and Goldman Sachs will enter into the Amended and Restated Credit Agreement (the “Credit Agreement”) among the Borrowers; the lenders thereunder (the “Lenders”), including Goldman Sachs; Goldman Sachs, as administrative agent (in such capacity, the “Administrative Agent”), as sole lead arranger (in such capacity, the “Arranger”) and as syndication agent (in such capacity, the “Syndication Agent”); State Street Bank and Trust Company, as collateral administrator and as collateral agent (the “Collateral Agent”); and Cortland Capital Market Services LLC, as collateral custodian (the “Collateral Custodian”).  Capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement.

Upon satisfaction of the conditions precedent to the effectiveness of the Credit Agreement, each of the parties hereto hereby acknowledges and agrees that the Cooperation Agreement is terminated and of no further force or effect.

This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this agreement by signing any such counterpart.  Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  This agreement and any right, remedy, obligation, claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflicts of law principles that would lead to the application of laws other than the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed and delivered as of the day and year first above written.

ORCC II FINANCING LLC

By:
Name:
Title:

OR LENDING II LLC

By:
Name:
Title:

GOLDMAN SACHS BANK USA

By:
Name:
	Title:	Managing Director